                                                                   EXHIBIT 10.25

                   STOCK PURCHASE AGREEMENT AMONG INDIVIDUALS

     THIS STOCK PURCHASE AGREEMENT AMONG INDIVIDUALS (this "Agreement"), dated as of March 23, 2001, is made by and among Brian P. McDermott, as an individual ("McDermott"), The McDermott Family Trust UA March 15, 1990 ("Seller"), Lawrence
H. Hayward ("Hayward"), Donald J. Anderson ("Anderson") and Green Equity Investors II, L.P. ("Green"). (Green, Hayward and Anderson shall sometimes collectively be referred to herein as the "Purchasers".)

                                    RECITALS

     A. Seller holds 166,552 shares of the Common Stock (the "Shares"), of Leslie's Poolmart, Inc., a Delaware corporation (the "Company") and McDermott wishes to cause Seller to sell a portion of such shares to each of the Purchasers, and each of the Purchasers wishes to purchase a portion of such shares (hereinafter, the "Purchased Shares") on the terms and conditions set
                          ----------------
forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Agreement to Purchase and Sell.  Contemporaneously with the execution
         ------------------------------
of this Agreement, Seller shall sell, transfer, convey, assign and deliver to each of the Purchasers, and each of the Purchasers shall purchase, acquire and accept from Seller, the number of shares set forth after each Purchaser's respective signature hereto for the purchase price set forth underneath such signature.

     2.  Purchase Price.  Upon delivery of the documents referenced in Section 3
         --------------
below, each Purchaser shall pay the amount set forth underneath his/its respective signature hereto by wire transfer in immediately available funds, representing payment in full for the Purchased Shares (at an aggregate purchase price of $998,973.00).

     3.  Delivery of Certificate and Assignments.  Concurrently with the
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execution of this Agreement, Seller shall deliver the share certificate representing the Purchased Shares, properly endorsed and together with the Assignments Separate from Certificate in the forms attached hereto as Exhibits A-C, to the Company with instructions to transfer the Purchased Shares to the Purchasers in the amounts set forth on the signature page hereto on the books of the Company and the Company shall issue new stock certificates as appropriate.

     4.  Representations and Warranties.
         ------------------------------

     (a) Seller and McDermott hereby jointly and severally represent and warrant to Purchasers as follows, which representations and warranties shall survive the consummation of the transactions contemplated by this Agreement:
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          (i)  (A) each of Seller and McDermott has full legal capacity, power and authority to enter into this Agreement and carry out the terms and provisions hereof; (B) this Agreement has been duly executed and delivered by each of the Seller and McDermott and is the valid and binding agreement of each of the Seller and McDermott enforceable against the Seller and McDermott in accordance with its terms; (C) Seller is legal, record and beneficial holder of the Shares free and clear of all liens, claims, encumbrances or adverse interests of any kind; and (D) following payment of the purchase price specified on the signature page hereto, Seller will have delivered legal, record and beneficial title to the Purchased Shares to the Purchasers free and clear of any and all liens, claims, encumbrances or adverse interests of any kind.

          (ii) Seller and McDermott are familiar with the business and financial condition of the Company and are satisfied by reason of their own knowledge and investigation, and not in reliance on any express or implied representation of the Company or any of its directors, officers, agents or affiliates, as to the sale of the Purchased Shares at the purchase price specified in Section 2 hereof. Seller and McDermott have had access to documents pertaining to valuation of the Purchased Shares, or have requested and received such documents.

     (b) Purchasers hereby represent and warrant to Seller and McDermott as follows, which representations and warranties shall survive the consummation of the transactions contemplated by this Agreement:

          (i) Purchasers have performed their due diligence review, examination and inspection of all matters pertaining to their acquisition of the Purchased Shares, including, without limitation, the non-statutory stock option agreement, the Company's 1997 incentive stock option plan ("the Plan") minutes of the meetings of the Board of Directors of the Company, vesting agreements, all financial, and corporate matters and conditions respecting the Purchased Shares. By execution of this Agreement, Purchasers have concluded all of their due diligence with respect to questions concerning said Purchased Shares, or deemed such questions inconsequential; provided, that Purchasers' representation to the foregoing shall not in any way limit the accuracy of Seller's representations and warranties contained in Section 4(a)(i) hereto.

     5.  (a)  Mutual Release.  Except for their respective obligations,
              --------------
representations, warranties and covenants arising under this Agreement, each of the Purchasers, one the one hand, and the Seller and McDermott, on the other hand (for himself or itself, his or its agents, heirs, successors, assigns, executors and/or administrators) does hereby and forever mutually release and discharge the other, and the other's past and present parent, subsidiary, sister and affiliated corporations, divisions or other related entities, including, without limitation, in the case of Green, Leonard Green & Partners, L.P., and the respective partners, employees, agents and affiliates thereof, employee benefit plans and fiduciaries of the foregoing, as well as the successors, shareholders, partners, officers, directors, heirs, predecessors, assigns, agents, employees, attorneys and representatives of each of them, past or present, from any and all causes of actions, actions, judgments, liens, debts, contracts, indebtedness, damages, losses, claims, liabilities, rights, interests and demands of whatsoever kind or character, known or unknown, suspected to exist or not suspected to exist, anticipated or not anticipated, whether or

                           Stock Purchase Agreement
not heretofore brought before any state or federal court or before any state or federal agency or other governmental entity, which any such party has or may have against any released person or entity by reason of any and all acts, omissions, events or facts occurring or existing prior to the date hereof, including, without limitation, all claims attributable to the ownership of the Shares and the Options or the sale or conveyance of the Purchased Shares under this Agreement (except for the parties' respective obligations, representations, warranties and covenants arising under this Agreement), all claims attributable to the employment of McDermott, all claims attributable to the termination of that employment and all claims arising under any federal, state or other governmental statute, regulation or ordinance or common law, such as, for example and without limitation, Title VII of the Civil Rights Act of 1964 which prohibits discrimination and harassment on the basis of sex, race, color, national origin and religion, the Civil Rights Act of 1866, the Age Discrimination in Employment Act which prohibits discrimination on the basis of age over 40, the California Fair Employment Act which prohibits discrimination on the basis of race, religion, creed, color, national origin, ancestry, disability, medical condition, age over 40 and sex, the California Labor Code, and wrongful termination claims.

     Section 1542 Waiver.  It is further understood and agreed by the Seller,
     --------------------
McDermott and the Purchasers that, except for their respective obligations, representations, warranties and covenants arising under this Agreement, the foregoing releases extend to all claims, of every nature and kind whatsoever, known, suspected, or unsuspected, past, present or future, and all rights under
Section 1542 of the California Civil Code, in so far as applicable to this Agreement, are hereby expressly waived by the Seller, McDermott, the Purchasers and their respective affiliates. Said section reads as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Each of the Seller, McDermott and the Purchasers hereby acknowledge that he or it may hereafter discover facts different from, or in addition to, those which he or it now believes to be true with respect to the released claims, and agrees that this Agreement and the releases contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.

     (b) Waiver and Amendment of Shareholders Agreement.  For the purposes of
         ----------------------------------------------
the transactions contemplated by this Agreement, the parties hereby waive any and all restrictions on transfer, rights of first refusal and any other rights or obligations pursuant to that certain Shareholders Agreement among the Company, the Seller, McDermott and the other parties thereto dated as of June 11, 1997 (the "Shareholders Agreement"). Such waiver shall be effective only as to this Agreement and the transactions contemplated herein and shall have no effect on the rights of the Company except as to this Agreement and the transactions contemplated herein. Also concurrently with the execution and delivery of this Agreement, the Shareholders Agreement shall be deemed amended to reflect (i) the withdrawal of Seller and McDermott as parties thereto; (ii) with respect to Hayward and Anderson, to record the number of shares of Common Stock acquired hereunder by each; and (iii) with respect to Green, to

                           Stock Purchase Agreement
record the additional number of shares of Common Stock acquired by Green hereunder. Each of Hayward and Anderson hereby agree to continue to be bound by all of the terms and conditions of the Shareholders Agreement as a Class II Stockholder for the term thereof.

     6.  Miscellaneous.
         -------------

          (a) This Agreement shall not be assignable by either of the parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and heirs.

          (b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS, AND NOT THE LAWS PERTAINING TO CHOICE OR CONFLICTS OF LAWS, OF THE STATE OF CALIFORNIA. The venue of any action instituted under this Agreement shall be proper in Los Angeles County, California, and each party hereby waives any objection to venue.

          (c) This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

          (d) This Agreement and the exhibits attached hereto contain the entire agreement among the parties hereto with respect to the transactions contemplated herein and supersede all previous oral and written and all contemporaneous oral negotiations, commitments, writings and understandings.

          (e) This Agreement shall not be amended other than by written agreement executed by each of the parties hereto.

          (f) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (g) Each of the signatories hereto warrants and represents that he or she is competent and authorized to enter in to this Agreement on behalf of the party for whom he or she purports to sign.

          (h) Seller and McDermott, on the one hand, and Purchasers, on the other hand, covenant and agree that each will not disparage the other with respect to the subject of this Agreement and the terms therein, including but not limited to, disparaging the Company or its services, executives, agents, or business reputation, nor disparaging McDermott concerning his termination by Company, his services with the Company and matters relating to his employment.

          (i) Except for rights given to releasees specified in Section 5(a) hereof, no person shall be deemed a third party beneficiary of this Agreement.

                           Stock Purchase Agreement

          (j) Each party represents that in executing this Agreement he or it has relied on legal advice from the attorney of his or its choice and that execution of this Agreement is free and voluntary.

                           Stock Purchase Agreement

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of March 23, 2001.


                              ----------------------------------
                              Brian P. McDermott, individually

                              The McDermott Family Trust UA March 15, 1990



                                   By:
                                      -----------------------------
                                      Brian P. McDermott, Trustee


                                   By:
                                      -----------------------------
                                      Manette J. McDermott, Trustee


                                   PURCHASERS:

                                   HAYWARD:

                                   By:
                                      -----------------------------
                                      Lawrence H. Hayward
                                      Number of Shares: 50,000
                                      Purchase Price: $450,000

                                   ANDERSON:

                                   By:
                                      -----------------------------
                                      Donald J. Anderson
                                      Number of Shares: 50,000
                                      Purchase Price: $450,000


                                   GREEN EQUITY INVESTORS II, L.P.:
                                   By: Grand Avenue Capital Partners, L.P.,
                                       its sole general partner

                                   By: Grand Avenue Capital Corporation,
                                       its sole general partner

                                       By:
                                          -----------------------------
                                       Name:
                                       Title:
                                       Number of Shares: 10,997
                                       Purchase Price: $98,973




                  Signature Page to Stock Purchase Agreement
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                                   EXHIBIT A
                                   ---------


                   ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE


STATE OF ARIZONA       )
                       )                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MARICOPA     )

     For value received, The McDermott Family Trust UA March 15, 1990, does hereby sell, assign and transfer unto Lawrence H. Hayward, an individual, 50,000 shares of the Common Stock, par value $0.001 per share, of Leslie's Poolmart, Inc., a Delaware corporation (the "Corporation"), standing in its name on the books of the Corporation represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Corporation as its attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated: March 23, 2001         The McDermott Family Trust UA March 15, 1990

                              By:
                                 ----------------------------
                                 Brian P. McDermott, Trustee


                              By:
                                 ----------------------------
                                 Manette J. McDermott, Trustee



In Presence of:
               -------------------
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                                   EXHIBIT B
                                   ---------


                   ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE


STATE OF ARIZONA       )
                       )                  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MARICOPA     )

     For value received, Brian P. McDermott does hereby sell, assign and transfer unto Donald J. Anderson, an individual, 50,000 shares of the Common Stock, par value $0.001 per share, of Leslie's Poolmart, Inc., a Delaware corporation (the "Corporation"), standing in its name on the books of the Corporation represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Corporation as its attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated: March 23, 2001           The McDermott Family Trust UA March 15, 1990

                                  By:
                                     ----------------------------
                                     Brian P. McDermott, Trustee


                                  By:
                                     ----------------------------
                                     Manette J. McDermott, Trustee

In Presence of:
               -----------------------

                                   EXHIBIT C
                                   ---------


                   ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE


STATE OF ARIZONA      )
                      )                  KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MARICOPA    )

     For value received, Brian P. McDermott does hereby sell, assign and transfer unto Green Equity Investors II, L.P., a Delaware limited partnership, 10,997 shares of the Common Stock, par value $0.001 per share, of Leslie's Poolmart, Inc., a Delaware corporation (the "Corporation"), standing in its name on the books of the Corporation represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Corporation as its attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated: March 23, 2001           The McDermott Family Trust UA March 15, 1990

                                By:
                                   -----------------------------
                                   Brian P. McDermott, Trustee


                                By:
                                   -----------------------------
                                   Manette J. McDermott, Trustee


In Presence of:
               --------------------------